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                                                                   EXHIBIT 10.32

                          COLLATERAL PLEDGE AGREEMENT

     THIS AGREEMENT is made as of this 31st day of October, 1997, by and between Paragon Health Network, Inc., a Delaware corporation ("Paragon") and Health and Retirement Properties Trust ("HRPT").

                                R E C I T A L S

     WHEREAS, GranCare, Inc. ("GranCare") has incurred certain obligations to HRPT pursuant to that Non-Binding Letter of Intent dated September 26, 1997 between GranCare and HRPT (the "Letter of Intent") including an obligation to cause to be executed an unconditional and unlimited guaranty of payment and performance of certain obligations of AMS Properties, Inc. ("AMS") GCI Health Care Centers, Inc. ("GCIHCC") and GranCare to HRPT by GranCare, Paragon and all subsidiaries of GranCare and Paragon having an ownership interest directly or through one or more subsidiaries in either AMS or GCIHCC (the "Paragon Guaranty");

     WHEREAS, GranCare, Paragon and HRPT have agreed that Paragon shall secure its obligations under the Paragon Guaranty with $15,000,000 in cash (the "Cash Collateral"); and

     WHEREAS, the obligations of HRPT and the rights of Paragon with respect to the Cash Collateral are evidenced by this Agreement; and

     WHEREAS, Paragon and HRPT have agreed that HRPT shall return the Cash Collateral to Paragon upon the payment and performance in full of the obligations of Paragon under the Paragon Guaranty (the "Obligations") after the Termination Date (as defined in the Paragon Guaranty);

     NOW, THEREFORE, in consideration of the premises, the direct benefits to be realized by HRPT from the Cash Collateral, and the mutual covenants hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.   Pledge of Cash Collateral.
     -------------------------

(1) Paragon hereby pledges, assigns, and grants to HRPT security title to and a continuing security interest in, the Cash Collateral at all times to secure the performance and payment of the Obligations. Paragon may not withdraw and shall not be entitled to receive any of the Cash Collateral prior to the payment in full of the Obligations after the Termination Date (as defined in the Paragon Guaranty) (such date being hereafter referred to as the "Termination Date") without the prior written consent of HRPT. Paragon shall not be entitled to the payment of interest on other investment proceeds in respect of the Cash Collateral.

(2) Paragon hereby warrants and represents that on the date hereof and at all times prior to the termination of this Agreement, (i) Paragon had and will have the right and authority to transfer any interest in the Cash Collateral, subject only to the terms of this Agreement, and (ii) the Cash Collateral was not and will not be subject to any liens, claims,
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     encumbrances, security interests or other interest, however described, in favor of any third person or entity.

(3) HRPT hereby acknowledges receipt of the Cash Collateral. HRPT further acknowledges and agrees that on the Business Day following the Termination Date it shall return the Cash Collateral (in United States Dollars)(net of any amount applied to the Obligations pursuant to Section 4 below), without interest or accretion, all of which may be retained by and shall be the property of HRPT, to Paragon or to such person or entity as Paragon shall direct in writing.

2.   Obligations of Paragon and HRPT.
     -------------------------------

(1) Paragon shall pay to HRPT, upon demand, all costs of collection and enforcement incurred or paid by HRPT in exercising its rights and remedies under this Agreement.

(2) Paragon shall, at its own expense, do, make, procure, execute, and deliver all acts, things, writings, and assurances and execute and deliver all assignments, endorsements, powers, hypothecations, and other documents as HRPT at any time, and from time to time, may request in writing to protect, evidence or assure its interests and rights in the Cash Collateral under this Agreement.

(3) Paragon shall defend the Cash Collateral and the proceeds thereof and HRPT's interest therein at all times against the claims and demands of third parties claiming through or with respect to Paragon or Paragon's interest in the Cash Collateral.

3.   Events of Default. The occurrence of any "Event of Default" as defined in
     -----------------
the Paragon Guaranty shall constitute an event of default ("Event of Default") hereunder.

4.   Remedies. Upon the occurrence of an Event of Default, HRPT, at its
     --------
discretion, and without demand, may apply to the Obligations, to the extent due and payable, any or all of the Cash Collateral and shall be entitled to all rights and remedies of HRPT available under applicable state or federal law.

5.   Obligations Absolute. The obligation of Paragon under this Agreement shall
     --------------------
be direct and immediate and not be conditional or contingent upon the pursuit of any other remedies against GranCare, AMS or GCIHCC or any other person or entity, nor against other security or liens available to HRPT, its successors, assigns, or agents. Paragon hereby waives any right to require that an action be brought against any other person or entity or to require that resort be had to any security or to any balance of any deposit account or credit on the books of HRPT in favor of any other person or entity.

6.   Termination. This Agreement, and the security interest granted to HRPT in
     -----------
the Cash Collateral, shall terminate on the Termination Date. Effective on the Termination Date, the security interest hereunder and all rights of HRPT in and to the Cash Collateral shall terminate and cease to be of force and effect, and all obligations of Paragon hereunder shall terminate.
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7.   Power of Attorney. Paragon hereby appoints HRPT as Paragon's true and
     -----------------
lawful attorney-in-fact to execute all documents and instruments and take all actions, in Paragon's name or otherwise, as HRPT shall reasonably deem necessary or expedient in connection with the Cash Collateral, and following the occurrence and during the continuance of an Event of Default to cause the proceeds of the Cash Collateral to be received by HRPT and/or to be made available to HRPT for the purpose of applying the same for the purposes herein specified. The power of attorney contained herein is irrevocable and is coupled with an interest. Said power of attorney shall terminate upon the termination of this Agreement as hereinabove provided.

8.   Indemnity. Paragon hereby indemnifies HRPT and holds HRPT harmless from and
     ---------
against all claims, losses, costs, damages, fees, and expenses whatsoever, including, without limitation, reasonable attorneys' fees if collected by an attorney or upon advice therefrom, with respect to the exercise of the foregoing power of attorney during the continuance of an Event of Default, or exercise of its rights against the Cash Collateral, or the proper exercise of the other rights and privileges granted to HRPT hereunder, including, without limitation, the right to realize upon, possess, or dispose of the Cash Collateral, and Paragon hereby releases HRPT from any and all claims and liability whatsoever associated with the proper exercise of the foregoing powers, including, without limitation, any claims that Paragon may have or may hereafter have arising under the Uniform Commercial Code of the Commonwealth of Massachusetts for impairment of collateral. Any funds reasonably expended by HRPT to maintain the priority or enforceability of the Cash Collateral shall be added to and become a part of the Obligations of Paragon secured hereby, and the amount thereof shall be immediately due and payable by Paragon to HRPT.

9.   General.
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(1)  No waiver by HRPT of any power or right hereunder or of any Event of
     Default by Paragon hereunder shall be binding upon HRPT unless in writing signed by HRPT, and no failure or delay by HRPT to exercise any power or right hereunder or binding waiver of any Event of Default hereunder shall operate as a waiver of any other or further exercise of such power or any other Event of Default. This Agreement, together with all documents referred to herein, constitutes the entire agreement between Paragon and HRPT and may not be modified except by a writing executed by HRPT and delivered by HRPT to Paragon.

(2) If any paragraph or part thereof shall for any reason be held or adjudged to be invalid, illegal, or unenforceable by any court of competent jurisdiction, such paragraph or part thereof so adjudicated invalid, illegal, or unenforceable shall be deemed separate, distinct, and independent, and the remainder of this agreement shall remain in full force and effect and shall not be affected by such holding or adjudication.

(3) The rights and obligations of the parties hereunder shall inure to the benefit of and bind their respective heirs, executors, administrators, legal representatives, successors, and assigns.
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(4)  This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

(5) All notices and demands required or permitted hereunder or by law shall be in writing or by telegraph and shall be mailed or delivered to the party to whom notice is intended to be given at such address as is specified below, or such other address as shall be subsequently designated in writing by such party to the other party hereto for purposes of notice.

     If to HRPT:

     Health and Retirement Properties Trust
     400 Centre Street
     Newton, MA 02158
     Attention:  David J. Hegarty

     If to Paragon:

     Paragon Health  Network, Inc.
     One Ravinia Drive
     Suite 1500
     Atlanta, GA 30346
     Attention:  General Counsel

          Each such notice or demand shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, first-class postage prepaid and addressed as provided above.

(6) This Agreement may be executed in multiple counterparts, each of which shall be deemed an original but all of which shall constitute but one and the same document.

(7) The pronouns used in this Agreement shall be construed as masculine, feminine, or neuter as the occasion may require.

(8) Captions are for reference only and in no way limit the terms of this Agreement.

(9) All references herein to any document, instrument, or agreement shall be deemed to refer to such document, instrument, or agreement as the same may be amended, modified, restated, supplemented, or replaced from time to time.

10.  NO LIABILITY OF TRUSTEES. THE DECLARATION OF TRUST OF HRPT, DATED OCTOBER
     ------------------------
9, 1986, A COPY OF WHICH TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION") IS DULY FILED IN THE OFFICE OF THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND,
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PROVIDES THAT THE NAME "HEALTH AND RETIREMENT PROPERTIES TRUST" REFERS TO THE
TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF HRPT SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, HRPT. ALL PERSONS DEALING WITH HRPT, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF HRPT FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, by and through their duly authorized officers as of the day and year first above written.

                                   PLEDGOR:

                                   PARAGON HEALTH NETWORK,  INC.


                                   By: /s/ M. Henry Day, Jr.
                                       -----------------------------------------
                                   Name:  M. Henry Day
                                   Title: Vice President and Assistant Secretary

                                   PLEDGEE:

                                   HEALTH AND RETIREMENT PROPERTIES TRUST


                                   By: /s/ David Hegarty
                                       ---------------------------------------
                                   Name:  David Hegarty
                                   Title:  President